LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON INVESTMENT TRUST

LEGG MASON TAX-FREE INCOME FUND

SUPPLEMENT DATED JUNE 25, 2014

TO THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS LISTED IN SCHEDULE A, SCHEDULE B AND SCHEDULE C

Effective immediately, the following replaces the disclosure in the section titled “Systematic Investment Plan” in the Statements of Additional Information of the funds listed in SCHEDULE A:

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the fund or a Service Agent.

The following changes are each effective on or about September 8, 2014. The following information supplements and, to the extent inconsistent therewith, supersedes any contrary information in the Statements of Additional Information of the funds.

The following replaces the last paragraph of the section titled “Grandfathered Retirement Program with Exchange Features” in the Statements of Additional Information of the funds listed in SCHEDULE B:

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C shares exchange privileges applicable to their plan.

The following replaces the last paragraph of the section titled “Grandfathered Retirement Program with Exchange Features” in the Statements of Additional Information of the funds listed in SCHEDULE C:

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C1 shares exchange privileges applicable to their plan.

The following replaces the section titled “The Fund’s Custodian and Transfer and Dividend-Disbursing Agent” in the Statements of Additional Information of the funds listed in SCHEDULE A:

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund.

State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

SCHEDULE A

Fund	Date of Statement of Additional Information
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
ClearBridge Global Growth Trust	March 1, 2014
ClearBridge Special Investment Trust	March 1, 2014
ClearBridge Value Trust	March 1, 2014
Legg Mason Batterymarch Emerging Markets Trust	May 1, 2014
Legg Mason Batterymarch International Equity Trust	May 1, 2014
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	May 1, 2014
Legg Mason BW Absolute Return Opportunities Fund	March 1, 2014
Legg Mason BW Alternative Credit Fund	November 27, 2013
Legg Mason BW Diversified Large Cap Value Fund	February 1, 2014
Legg Mason BW Global High Yield Fund	March 1, 2014
Legg Mason BW Global Opportunities Bond Fund	May 1, 2014
Legg Mason BW International Opportunities Bond Fund	May 1, 2014
Legg Mason Strategic Real Return Fund	March 31, 2014
Miller Income Opportunity Trust	February 28, 2014

LEGG MASON INVESTMENT TRUST
Legg Mason Opportunity Trust	May 1, 2014

LEGG MASON TAX-FREE INCOME FUND
Legg Mason Investment Counsel Maryland Tax-Free Income Trust	August 1, 2013

SCHEDULE B

Fund	Date of Statement of Additional Information
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	May 1, 2014
Legg Mason BW Diversified Large Cap Value Fund	February 1, 2014
Legg Mason Strategic Real Return Fund	March 31, 2014

LEGG MASON INVESTMENT TRUST
Legg Mason Opportunity Trust	May 1, 2014

SCHEDULE C

Fund	Date of Statement of Additional Information
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
Legg Mason BW Global Opportunities Bond Fund	May 1, 2014
Legg Mason BW International Opportunities Bond Fund	May 1, 2014

Please retain this supplement for future reference.

LMFX016521

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